UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2012

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On March 16, 2012, Plug Power Inc. (the “Company”) and Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) entered into an Amendment No. 2 (the “Amendment”) to the Shareholders Rights Agreement, dated as of June 23, 2009 (as amended by Amendment No. 1 to the Shareholder Rights Agreement, dated as of May 6, 2011, the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company LLC (“AST”), as Rights Agent under the Rights Agreement (the “Rights Agent”).  The Amendment amends the Rights Agreement to replace AST as the Rights Agent and to appoint Broadridge as the successor Rights Agent.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits.

1.1       Amendment No. 2 to Shareholder Rights Agreement dated as of March 16, 2012 by and between Plug Power Inc. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: March 19, 2012	By: /s/ Andrew Marsh
Name: Andrew Marsh
Title: President and Chief Executive Officer

3

 Exhibit 1.1

EXECUTION COPY

AMENDMENT NO. 2 TO
SHAREHOLDER RIGHTS AGREEMENT

This Amendment No. 2, effective as of March 16, 2012 (the “Amendment 2”), amends the Shareholder Rights Agreement, dated as of June 23, 2009 (as amended by Amendment No. 1 to the Shareholder Rights Agreement, dated as of May 6, 2011, the “Rights Agreement”), between Plug Power Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company LLC, a New York Limited Liability Trust Company ( “AST”).  Capitalized terms used herein but not defined herein shall have their defined meanings set forth in the Rights Agreement.

WHEREAS, on October 20, 2011, the Company terminated AST as the transfer agent for the Common Stock and appointed Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) as the transfer agent for the Common Stock;

WHEREAS, pursuant to Section 21 of the Rights Agreement, AST is deemed to have resigned as Rights Agent effective upon its termination as transfer agent for the Common Stock;

WHEREAS, pursuant to Section 21 of the Rights Agreement, the Company wishes to appoint Broadridge as the Rights Agent under the Rights Agreement and Broadridge wishes to accept appointment as Rights Agent under the Rights Agreement;

WHEREAS, pursuant to Section 27 of the Rights Agreement and under the circumstances specified therein, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend any provision of the Rights Agreement without the approval of any holders of certificates representing shares of Common Stock of the Company;

WHEREAS, the Company now desires to amend the Rights Agreement as set forth in this Amendment, and pursuant to Section 27 of the Rights Agreement, the Board of Directors of the Company hereby directs that the Rights Agreement be amended as set forth in this Amendment; and

WHEREAS, the Board of Directors of the Company has determined that this Amendment and the transactions contemplated hereby are advisable and in the best interests of the Company and the holders of Common Stock.

NOW, THEREFORE, the parties hereby agree as follows:

            1.         Broadridge is hereby appointed as the Rights Agent under the Rights Agreement, and shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent.  All references in the Rights Agreement to American Stock Transfer & Trust Company LLC as Rights Agent shall be deemed to refer instead to Broadridge Corporate Issuer Solutions, Inc. as Rights Agent.

2.         The fifth sentence of Section 21 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States, the State of Delaware, the State of New York or the Commonwealth of Pennsylvania (or, if such corporation is authorized to do business as a banking institution in the State of Delaware or the State of New York, any other state of the United States), in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agreement a combined capital surplus of at least $10,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence.”

3.         Section 26 of the Rights Agreement is hereby amended to replace the address of the Rights Agent for notices with the following:

Broadridge Corporate Issuer Solutions, Inc.

1717 Arch St., Suite 1300

Philadelphia, PA 19103

4.   Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Rights Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect and shall be otherwise unaffected.

5.   This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, applicable to contracts made and to be performed entirely within such State, without regard to conflict-of-law principles.

6.   This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

PLUG POWER INC.

Attest:

/s/ Sharalyn Savin	By: /s/ Andrew Marsh
Name: Sharalyn Savin	Name: Andrew Marsh
Title: Assistant General Counsel	Title: President & CEO

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., as Rights Agent

Attest:

/s/ John P. Dunn	By: /s/ Lyell Dampeer
Name: John P. Dunn	Name:	Lyell Dampeer
Title: Vice President	Title:	President
Investor Communication Solutions, U.S.

[Signature Page to Amendment No. 2 to Shareholder Rights Agreement]